                                                                                                                    Exhibit 99.2

                                                       CERTIFICATION PURSUANT TO
                                                        18 U.S.C. SECTION 1350,
                                                        AS ADOPTED PURSUANT TO
                                             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MedImmune, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory S. Patrick, Chief Financial Officer
of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the
Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Gregory S. Patrick
------------------------------
Gregory S. Patrick
Chief Financial Officer
May 9, 2003